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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 24, 2000, included in Mirage Resorts, Incorporated's Annual Report on Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in or made a part of this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada

June 8, 2000